                                 (EXHIBIT 10.46)

                               FIRST AMENDMENT TO
                                CREDIT DOCUMENTS

     This First Amendment to Credit Documents ("Amendment") is made as of December 22, 1995 by and among Newmarket Capital Group, L.P. ("Newmarket"), Bank of America National Trust and Savings Association (together with Newmarket, the "Lenders"), Allied Pinocchio Productions Limited (the "Borrower"), The Kushner-Locke Company ("KL") and Kushner-Locke International, Inc. ("KLI").

                                 R E C I T A L S

     Reference is hereby made to the following documents and agreements in connection with that certain motion picture presently entitled "THE LEGEND OF PINOCCHIO" (the "Picture"):

     A. Borrower and Lenders entered into that certain Loan Agreement dated as of July 7, 1995, (the "Loan Agreement") relating to the Picture; and

     B. The other Credit Documents, including without limitation, that certain Note, that certain Security Agreement, that certain Interparty Agreement and that certain KL Guaranty, as each of such terms is defined in the Loan Agreement, together with all documents and agreements entered into in connection with each of the foregoing.

     WHEREAS, Borrower and Lenders now wish to amend the Loan Agreement, the Interparty Agreement and the other Credit Documents and Lenders wish to repay the KL Investment;

     NOW, THEREFORE, for good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, Borrower and Lenders hereby agree as follows:

     1. DEFINITIONS. All capitalized terms not otherwise defined herein are used herein as defined in the Loan Agreement.

     2.   WAIVER.   Lenders agree, upon Borrower's fulfillment of the conditions precedent set forth on the attached Exhibit A, to waive any Event of Default which has occurred and is continuing as of the date hereof under Section 8.11 of the Loan Agreement as a result of Borrower's failure to cash collateralize the KL Guaranty.

     This waiver shall be effective only for the specific Event of Default(s) specified above, and in no event shall this waiver be deemed to be a waiver of
(a) enforcement of the Lenders' rights with respect to any other Event(s) of Default now existing or hereafter arising or (b) Borrower's compliance with any other covenants or provisions of the Credit Documents.

     Nothing contained herein nor any communications between the Lenders and the Borrower shall be a waiver of any rights or remedies the Lenders have or may have against the Borrower, except as specifically provided herein. The Lenders hereby reserve and preserve all of their rights and


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remedies against the Borrower under the Loan Agreement, the other Credit
Documents, and applicable law.

     3.   AMENDMENTS.

     (a) The parties hereto agree that the Loan Agreement is hereby amended as follows:

          (i) SECTION 2.2(b). Section 2.2(b) is hereby amended by adding the following new subsection immediately following subsection 2.2(b)(iv): "(v) reimbursement to Newmarket of $300,000 of amounts owing to Newmarket under that certain Loan Agreement dated as of July 31, 1995 between Newmarket and Dayton Way Pictures IV in connection with the motion picture "THE WHOLE WIDE WORLD" ("Whole Wide World Loan")".

          (ii) SECTION 2.8(b).     Section 2.8(b) is hereby amended by adding
the following at the end of such subsection: "Notwithstanding the foregoing, Lenders agree to waive the above-referenced fee provided the KL Investment is repaid pursuant to the provisions of this Agreement, as amended."

          (iii)SECTION 8.11. Section 8.11 is hereby amended by (i) deleting the phrase: "Section 3" in the second and third lines thereof and replacing it with "Section 4(b)"; (ii) adding "(a)" before "Borrower" in the first line thereof; and (iii) adding at the end of such Section 8.11: "or (b) Borrower has not delivered to Lenders on or before March 15, 1996 Distribution Agreements together with Distributor's Acceptances with a minimum guarantee of at least $400,000 for the territory of Scandinavia."

     (b) The parties hereto agree that the Interparty Agreement is hereby amended as follows:

          (i) SECTION 4(b). Section 4(b) is hereby amended by deleting the references to "November 30, 1995" in the fourth and fourteenth line thereof and replacing it with "January 31, 1996".

          (ii) NEW SECTION 4(d). Section 4(d) is hereby further amended by adding the following new subsection immediately following subsection 4(c): "(d) Failure of Borrower, KL and/or KLI to deliver to Lenders by January 31, 1996 executed Distribution Agreements together with executed Distributor's Acceptances and any applicable letters of credit in form and substance acceptable to Lenders and guaranteed pursuant to the Completion Guaranty for all sales made as of December 22, 1995 shall be deemed an Event of Default under the Loan Agreement."

          (iii) SECTION 5(b)(i). Section 5(b)(i) is hereby amended by adding the following at the end of such subsection: "Notwithstanding the foregoing, upon Borrower's, KL's and/or KLI's fulfillment of the conditions precedent set forth in Exhibit A attached to the First Amendment to Credit Documents relating hereto, (A) the amount of the KL Guaranty shall be reduced from $2,800,000 to $1,500,000 and (B) Lenders shall repay the entire amount of the KL Investment by advances under the Loan Agreement, PROVIDED that $300,000 of such repayment shall be used

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solely to reimburse Newmarket for amounts owing under the Whole Wide World Loan and $40,000 shall be used to pay the fee required in Section 2.8(b) of the Loan Agreement (as amended). The KL Guaranty shall be released in full if and when the Acceptable Pre-Sale Value of all Distribution Agreements delivered to Lender are equal to or greater than the amount of the Production Facility."

          (iv) SECTION 5(d). Section 5(d) is hereby amended by adding the following at the end of such subsection: "Notwithstanding the foregoing, Lenders agree to waive the above-referenced fee provided the KL Investment is repaid pursuant to the provisions of this Agreement, as amended."

     The Credit Documents and any and all documents and agreements entered into in connection with any of the Credit Documents shall be deemed amended hereby to the extent (and only to the extent) necessary to conform them to the terms contained herein; except as expressly herein agreed, all of the foregoing documents and agreements shall remain unchanged and in full force and effect except that each reference in such documents and agreements to the Loan Agreement, the Security Agreement, the Note, the Interparty Agreement, the KL Guaranty, any other Credit Document, or any other document or agreement entered into in connection with any of the foregoing shall be deemed to refer to such document or agreement, respectively, as amended hereby.

     4. REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants that all of the representations and warranties set forth in the Loan Agreement are true and correct and that no Event of Default under the Loan Agreement has occurred or is continuing as of the date hereof except as specifically waived herein.

     5. EFFECTIVE DATE. This Amendment shall become effective upon delivery to the Lenders of a fully executed copy of this Amendment. Except as specifically set forth herein, the parties hereto agree and confirm that the Loan Agreement and the other documents related thereto remain in full force and effect as executed except that each reference in the Credit Documents to the Loan Agreement shall be deemed to refer to the Loan Agreement as amended hereby.

     6. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of California. No amendment hereto shall be effective unless in writing and executed by the parties hereto.

     7. COUNTERPARTS. This Amendment may be executed in counterparts all of which when taken together shall constitute one and the same instrument.

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
      IN WITNESS WHEREOF, this Amendment is duly executed by an authorized signatory of each of the parties hereto as of the date first above written.
                         ALLIED PINOCCHIO PRODUCTIONS LIMITED


                         By:  /s/ Bruce Lilliston
                            -------------------------------------
                              Name:  Bruce Lilliston
                              Title: Authorized Signatory


                         NEWMARKET CAPITAL GROUP, L.P.
                         By:  BFB,LLC
                         Its: Managing General Partner

                         By:  /s/ Will Tyrer
                            -------------------------------------
                              Name:
                              Title: President


                         BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                         ASSOCIATION

                         By:  /s/ Sheryl Bond
                            -------------------------------------
                              Name:  Sheryl Bond
                              Title: Vice President


                         THE KUSHNER-LOCKE COMPANY

                         By:  /s/ Donald Kushner
                            -------------------------------------
                              Name:
                              Title:


                         KUSHNER-LOCKE INTERNATIONAL, INC.

                         By:  /s/ Donald Kushner
                            -------------------------------------
                              Name:
                              Title:

                                   EXHIBIT "A"
                                  ------------


                              CONDITIONS PRECEDENT
                              --------------------

1.   Delivery to Lenders by Borrower, KL and/or KLI of the following:

     (a) With respect to Benelux, executed Distribution Agreement and a Distributor's Acceptance, in form and substance acceptable to Lenders, and guaranteed pursuant to the Completion Guaranty.

     (b) With respect to France, a letter of credit, in form and substance acceptable to Lenders, guarantying payment of amounts due under the Distribution Agreement relating thereto.

     (c) With respect to Italy, executed Distribution Agreement and a Distributor's Acceptance, in form and substance acceptable to Lenders, providing for final payment of all amounts due under the Distribution Agreement no later than April 30, 1997, and guaranteed pursuant to the Completion Guaranty.

     (d) With respect to Spain, (i) executed Distribution Agreement and a Distributor's Acceptance, in form and substance acceptable to Lenders and guaranteed pursuant to the Completion Guaranty; (ii) an executed Guaranty from Antenae 3 in favor of Lenders, in form and substance acceptable to Lenders; and
(iii) indefeasible payment to Lenders of the amount due under the Distribution Agreement on signature of the Distribution Agreement ($206,250)("First Payment").

     (e) With respect to Taiwan, executed Distribution Agreement and a Distributor's Acceptance, in form and substance acceptable to Lenders, and guaranteed pursuant to the Completion Guaranty.

2. Notwithstanding anything to the contrary in this Agreement, if all conditions precedent on this Exhibit A, other than the condition listed in paragraph 1.(d)(iii) above, are fulfilled, the Waiver referenced in Paragraph 2 of this Agreement shall be effective and Lenders shall repay only $1,300,000 of the KL Investment. Upon indefeasible payment of the First Payment, Lenders shall repay the remaining $100,000 of the KL Investment.

3. Delivery to Lenders of an executed copy of that certain side letter of even date herewith among INTER ALIA, Lenders, Borrower and KL relating to the Collection Account and cross-collateralization.



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